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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 29, 2000


                              STATION CASINOS, INC.
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             (Exact name of registrant as specified in its charter)


         Nevada                        000-21640                  88-0136443
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(State or other jurisdiction           (Commission            (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)

2411 West Sahara Avenue, Las Vegas, Nevada                           89102
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (702) 367-2411


                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

                  On August 29, 2000, the Company issued a press release. Such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On August 29, 2000, the Company filed a memorandum. Such memorandum is attached hereto as Exhibit 99.2 and is incorporated herein by reference. On August 31, 2000, the Company issued a press release. Such press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (a)    Not applicable

           (b)    Not applicable

           (c)    The following documents are filed as exhibits to this report:

EXHIBIT NO.               DESCRIPTION
-----------               -----------
99.1                      Press Release dated August 29, 2000.

99.2                      Memorandum dated August 29, 2000.

99.3                      Press Release dated August 31, 2000.

                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Station Casinos, Inc.



Date: August 29, 2000             By:  /s/ Glenn C. Christenson
                                       ------------------------
                                        Glenn C. Christenson
                                        Executive Vice President,
                                        Chief Financial Officer,
                                        Chief Administrative
                                        Officer and Treasurer


                                       3


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                                  EXHIBIT INDEX

EXHIBIT
-------
99.1           Press Release dated August 29, 2000.

99.2           Memorandum dated August 29, 2000.

99.3           Press Release dated August 31, 2000.

                                       4